SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2004

NII HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-26649	91-1671412
(State or Other Jurisdiction of	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)
Incorporation)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 390-5100

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 10, 2004, NII Holdings, Inc. (“NII”) received a letter from Timothy M. Donahue, President and Chief Executive Officer of Nextel Communications, Inc., stating that he had resigned as a director of NII.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

By:	/s/ ROBERT J. GILKER

Robert J. Gilker
Vice President and General Counsel

Date: March 10, 2004